Financial Statements and Report of Independent Certified Public Accountants RS Properties Management, LLC December 31, 2024

Contents Page Report of Independent Certified Public Accountants 3 Financial Statements Balance sheet 5 Statement of operations 6 Statement of member’s equity 7 Statement of cash flows 8 Notes to financial statements 9

GT.COM Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership. Board of Directors RS Properties Management, LLC Opinion We have audited the financial statements of RS Properties Management, LLC (a Delaware limited liability company) (the “Company”), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, member’s equity, and cash flows for the year then ended, and the related notes to the financial statements. In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Basis for opinion We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of management for the financial statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued. REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS GRANT THORNTON LLP Two Commerce Square 2001 Market St., Suite 800 Philadelphia, PA 19103 D +1 215 561 4200 F +1 215 561 1066

Auditor’s responsibilities for the audit of the financial statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with US GAAS, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Philadelphia, Pennsylvania November 11, 2025

ASSETS Cash 45,264$ Accounts receivable - related parties 666,143 Total assets 711,408$ LIABILITIES AND MEMBER'S EQUITY Liabilities Accounts payable - related parties 628,558$ Total liabilities 628,558 Member's equity 82,850 Total liabilities and member's equity 711,408$ RS Properties Management, LLC BALANCE SHEET December 31, 2024 The accompanying notes are an integral part of this financial statement. 5

Property management fees and other revenues - related parties 1,940,081$ Expenses Management fees and related expenses 1,890,981 General and administrative expenses 1,227 Total operating expenses 1,892,208 NET INCOME 47,873$ RS Properties Management, LLC STATEMENT OF OPERATIONS Year ended December 31, 2024 The accompanying notes are an integral part of this financial statement. 6

Total Member's Equity Balance - December 31, 2023 34,977$ Net income 47,873 Balance - December 31, 2024 82,850$ Year ended December 31, 2024 STATEMENT OF MEMBER'S EQUITY RS Properties Management, LLC The accompanying notes are an integral part of this financial statement. 7

Cash flows from operating activities Net income 47,873$ Changes in operating assets and liabilities: Accounts receivable - related party (88,644) Accounts payable - related party (37,676) Net cash used in operating activities (78,447) NET CHANGE IN CASH (78,447) Cash, beginning of year 123,711 Cash, end of year 45,264$ RS Properties Management, LLC STATEMENT OF CASH FLOWS Year ended December 31, 2024 The accompanying notes are an integral part of this financial statement. 8

RS Properties Management, LLC NOTES TO FINANCIAL STATEMENTS December 31, 2024 9 NOTE 1 - ORGANIZATION AND BUSINESS RS Properties Management, LLC (“RSPM”) is a Delaware Limited Liability Company formed on December 3, 2020. Unless the context indicates otherwise, the “Partnership,” “we,” “our” or “us” refers to RSPM. We were formed to provide property management services for multifamily apartment communities located throughout the United States. NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Presentation The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Use of Estimates The preparation of the financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates. Cash We consider all cash on deposit, money market funds and short-term investments with original maturities of three months or less to be cash and cash equivalents. Cash and cash equivalents consist of amounts the Company has on deposit with major commercial financial institutions. There were no cash equivalents during the year ended December 31, 2024. Accounts Receivable – Related Parties Accounts receivable consists of amounts due from managed properties for fees and other reimbursable expenses. We present our accounts receivable net of allowances for amounts that may not be collected. We assess all accounts receivable for credit losses and establish an allowance to reflect the net amount expected to be collected. The allowance is determined based on an assessment of historical collection activity, the nature of the receivable, and the current business environment. As of December 31, 2024, there was no allowance for credit losses. Revenues – Related Parties Revenue consists of property management fees, construction management fees and other fees charged to properties under management. Performance obligations are defined in each contract and revenue is recognized on a monthly basis over the term of the agreement as services are performed. Fees are variable consideration, as the property management fees are based on a percentage of the total gross rental income, and construction management fees are based on a percentage of the cost of construction expenditures. At the point the revenues are invoiced and recognized, the amount of consideration to be received is finalized and the uncertainty has been resolved. RSPM is also reimbursed for expenses paid or incurred on behalf of its customers in connection with the services it provides on a monthly basis. RSPM generally receives payments from properties as it satisfies its performance obligations and records a receivable when it has an unconditional right to receive payment and only the passage of time is required before payment is due. Construction management fees are paid when the related construction is complete.

RS Properties Management, LLC NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 10 Concentration of Credit Risks Financial instruments that potentially subject RSPM to concentrations of credit risk consist principally of cash and cash equivalents. At times, balances with any one financial institution may exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. RSPM believes it mitigates this risk by investing its cash with high-credit quality financial institutions. Income Taxes Due to RSPM being a partnership, it has no tax liability, and all of its income or losses are passed onto the individual member. NOTE 3 - MEMBER’S EQUITY Members’ equity consists of one class of member units held by one single member. As of December 31, 2024, total owner equity was $82,850. There were no distributions for the year ended December 31, 2024. NOTE 4 - TRANSACTIONS WITH RELATED PARTIES RSPM’s operations are entirely to perform services for real estate properties owned by RealSource Properties OP, LP (“RSOP”) subsidiaries under property management agreements. RSPM owners also have ownership in RSOP and serve on the board of directors of RealSource Properties, Inc., the general partner of RSOP. RSPM’s revenues, accounts receivable, and accounts payable reflected in the accompanying statement of operations and balance sheet, respectively, are entirely due from and to related parties. See also Note 2. NOTE 5 - SUBSEQUENT EVENTS We have evaluated subsequent events through November 11, 2025, the date the financial statements were available to be issued for recognition or disclosure and have determined there are none to be reported or disclosed in the financial statements other than those mentioned below. Merger On June 25, 2025, Cottonwood Communities, Inc. (“CCI”), Cottonwood Residential O.P., LP, a subsidiary and the operating partnership of CCI (“CROP”), Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub” and together with CCI and CROP, the “CCI Parties”), RealSource Properties, Inc. (“RS”) and RealSource Properties OP, LP (“RPOP”) (together with RS, the “RS Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Contemporaneously with signing the Merger Agreement, the RS Parties entered into an Internalization Agreement with (i) RealSource Properties Advisor, LLC (“RSPA”), which is the external advisor to the RS Parties, (ii) RS Property Management, LLC (“RSPM”), which provides property management services to properties owned by subsidiaries of RPOP, (iii) RealSource Management, LLC (“RSM”), which provides personnel to RSPA and RSPM and property management services to properties owned by subsidiaries of RSOP as well as seven properties held by third parties (RSPA, RSPM and RSM are referred to collectively as the “Contributed Entities”).

RS Properties Management, LLC NOTES TO FINANCIAL STATEMENTS - CONTINUED December 31, 2024 11 Pursuant to the Internalization Agreement, RPOP will acquire all of the equity interest in RSPA, RSPM and RSM (collectively, the “Contributed Equity Interests”). The Internalization Agreement also provides for, among other things:  The termination of the RSPA’s Advisory Agreement with RPOP (the “Advisory Agreement”) other than those sections which expressly survive termination of the Advisory Agreement and other matters related to the termination of the Advisory Agreement, including the following: o The waiver of the right of RSPA, as holder of a special limited partnership interest in RPOP, to require RPOP to purchase such special limited partnership interest in connection with the termination of the Advisory Agreement; and o A waiver of RSPA’s right under the Advisory Agreement to receive disposition fees in connection with the Merger.